UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2016
Date of Report (Date of Earliest Event Reported)
ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The registrant is filing this amendment to the Reports on Form 8-K filed on March 17, 2016 and May 13, 2016 to update Item 3.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

This is an amendment to the Reports on Form 8-K filed by Itron, Inc. (the “Company”) on March 17, 2016 and May 13, 2016, disclosing that the Company had been notified by The Nasdaq Stock Market that it was not in compliance with Listing Rule 5250(c)(1) regarding periodic filing requirements.

On September 2, 2016, The Nasdaq Stock Market notified the Company that, based on the filing of its Form 10-Q for the period ended June 30, 2016, The Nasdaq Stock Market has determined that the Company is now in compliance with Listing Rule 5250(c)(1) regarding periodic filing requirements.

In addition, the Company is also current with lender covenant obligations regarding the delivery of annual audited financial statements and quarterly unaudited financial statements.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press release dated September 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRON, INC.

Dated:	September 7, 2016	By:	/s/ W. Mark Schmitz
W. Mark Schmitz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 7, 2016.